UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

BFC FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 11, 2015, the Audit Committee of the Board of Directors of BFC Financial Corporation (the “Company”) approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company formally engaged Grant Thornton pursuant to an engagement letter dated August 17, 2015. On August 11, 2015, the Company, upon the approval of its Audit Committee and in connection with the approved engagement of Grant Thornton, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2014 and 2013 and the interim period from January 1, 2015 through August 11, 2015: (i) the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years; and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K; however, in March 2015, PwC advised the Company that it would rely on management’s representations but would not and did not rely on the representations of the Company’s Chief Executive Officer.

The Company provided PwC with a copy of the disclosures required by Item 304 of Regulation S-K contained in this Current Report on Form 8-K and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of PwC’s letter, dated August 17, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2014 and 2013 and the interim period from January 1, 2015 through August 11, 2015, the Company did not consult with Grant Thornton regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated August 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION

Date:	August 17, 2015	By:	/s/ Raymond S. Lopez
Raymond S. Lopez,
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated August 17, 2015